UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

Nemus Bioscience, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Town Center Drive, Suite 1770, Costa Mesa, CA 92626
(Address of principal effective offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 396-0330

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders ("Annual Meeting") of Nemus Bioscience, Inc., a Nevada corporation (the "Registrant"), held on July 9, 2015, the Registrant's shareholders approved the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan (the "2014 Plan"). The aggregate number of shares of the common stock authorized for issuance as awards under the 2014 Plan is 3,200,000. As of July 9, 2015, there were 1,810,000 shares subject to stock options granted under the 2014 Plan, and a total of 1,390,000 shares remained available for issuance under the 2014 Plan.
The terms and conditions of the 2014 Plan are described in the section entitled "Proposal No. 3 – Approval of the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan" in the Registrant's definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 10, 2015 which are incorporated by reference herein. The foregoing description of the 2014 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2014 Plan, which is included as Exhibit 10.4 to our Current Report on Form 8-K filed on November 3, 2014, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting of stockholders on July 9, 2014. As of the close of business on May 1, 2015, the record date for the Annual Meeting, there were 16,265,663 shares of common stock entitled to vote, of which there were 9,900,676 shares present at the Annual Meeting in person or by proxy. The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	To elect the following five directors for a one-year term to expire at the 2016 annual meeting of stockholders:

Director Name	For	Withheld	Broker Non-Votes
John B. Hollister	9,323,141	310	577,225
Cosmas N. Lykos	9,323,141	310	577,225
Gerald W. McLaughlin	9,323,141	310	577,225
Thomas A. George	9,323,141	310	577,225
Douglas S. Ingram	9,323,141	310	577,225

In accordance with the above results, each nominee was elected to serve as a director.

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
9,900,426	0	250	0

In accordance with the above results, the selection of Mayer Hoffman McCann P.C. was ratified.

3.	To approve the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
9,323,201	0	250	577,225

In accordance with the above results, the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan was approved.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.4	Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan (1)

(1)              Included as Exhibit 10.4 to our Current Report on Form 8-K, filed on November 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: July 10, 2015	By:	/s/ John Hollister
John Hollister Chief Executive Officer

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